SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):               27-Oct-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5
(Exact name of registrant as specified in its charter)


          Delaware                      333-107055-04            13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   27-Oct-03   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-Oct-03
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated           27-Oct-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          27-Oct-03

DISTRIBUTION SUMMARY

 Class    Orig Bal       Beg Bal         Prin         Rate            Int
  A-1   200,000,000    199,394,180     982,817      1.41000%        249,907
  A-2   263,375,000    262,248,178    2,680,641     1.47000%        342,671
A-IO-1  208,518,750    207,739,061        0         6.88000%       1,273,603
A-IO-2  526,700,000    526,700,000        0         0.00000%           0
A-IO-S  550,000,050    548,267,358        0         0.27334%        124,885
  M-1   33,000,000     33,000,000         0         1.82000%        53,387
  M-2   22,000,000     22,000,000         0         2.85000%        55,733
  M-3    5,500,000      5,500,000         0         3.32000%        16,231
  B-1   11,000,000     11,000,000         0         4.62000%        45,173
  B-2    8,250,000      8,250,000         0         5.87000%        43,047
  B-3    6,875,000      6,875,000         0         5.62000%        34,344
   X    550,000,050    548,267,358        0             0          1,056,045
   R        50              0             0         1.47000%           0
 Total  550,000,050    548,267,358    3,663,458     0.00000%       3,295,027

 Class      Loss        Total Dist    Int Short      End Bal
  A-1       N/A         1,232,724         0       198,411,363
  A-2       N/A         3,023,312         0       259,567,536
A-IO-1      N/A         1,273,603         0       206,090,505
A-IO-2      N/A             0             0       504,300,000
A-IO-S      N/A          124,885          0       544,603,900
  M-1       0.00         53,387           0        33,000,000
  M-2       0.00         55,733           0        22,000,000
  M-3       0.00         16,231           0        5,500,000
  B-1       0.00         45,173           0        11,000,000
  B-2       0.00         43,047           0        8,250,000
  B-3       0.00         34,344           0        6,875,000
   X        N/A         1,056,045         0       544,603,900
   R        N/A             0             0            0
 Total      0.00        6,958,485         0       544,603,900




AMOUNTS PER $1,000 UNIT

 Class     Cusip           Prin          Int          Total
  A-1    22541QNG3     4.91408335    1.24953685    6.16362020
  A-2    22541QNH1     10.17804047   1.30107622   11.47911670
A-IO-1   22541QNJ7     0.00000000    6.10785817    6.10785817
A-IO-2   22541QNU2     0.00000000    0.00000000    0.00000000
A-IO-S   22541QNS7     0.00000000    0.22706420    0.22706420
  M-1    22541QNK4     0.00000000    1.61777788    1.61777788
  M-2    22541QNL2     0.00000000    2.53333318    2.53333318
  M-3    22541QNM0     0.00000000    2.95111091    2.95111091
  B-1    22541QNN8     0.00000000    4.10666636    4.10666636
  B-2    22541QNP3     0.00000000    5.21777818    5.21777818
  B-3    22541QNQ1     0.00000000    4.99555491    4.99555491
   X     22541QNW8     0.00000000    1.92008168    1.92008168
   R     22541QNR9     0.00000000    0.00000000    0.00000000



          Interest
       Carry-forward
 Class     Amount        End Bal
  A-1   0.00000000    992.05681675
  A-2   0.00000000    985.54356514
A-IO-1  0.00000000    988.35478785
A-IO-2  0.00000000    957.47104614
A-IO-S  0.00000000    990.18881875
  M-1   0.00000000    1000.00000000
  M-2   0.00000000    1000.00000000
  M-3   0.00000000    1000.00000000
  B-1   0.00000000    1000.00000000
  B-2   0.00000000    1000.00000000
  B-3   0.00000000    1000.00000000
   X    0.00000000    990.18881875
   R    0.00000000     0.00000000
 Total  0.00000000     0.00000000

                                     GROUP 1     GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                    217,500,586    265,926,459     483,427,045
     Scheduled Prin                      161,092        194,764         355,856
     Prepays (Incls Curtail)             821,725      2,425,954       3,247,679
     Net Liq Proceeds                          0              0               0
     Loan Purchase Prices                      0         59,924          59,924
     Total Prin Remit                    982,817      2,680,641       3,663,458
     Net Realized Losses                       0              0               0
Ending Balance                       216,517,769    263,245,818     479,763,587
Ending Count                                 1723           1908            3631

Aggregate End Coll Bal               235,800,087    308,803,812     544,603,900

Ending Overcollateralization Amount                           0

Prefunding Account:
Beginning Balance         38634229.97 77,602,325    116,236,555
Subsequent Transfer       19351911.61 32,044,330     51,396,242
Added to available ce               0          0              0
Amount in Prefund Acc     19282318.36 45,557,994     64,840,313

Interest Distributions:
Sched Int-Net Serv Fe      1339159.39  1,647,170      2,986,329
Less RAIS                           0          0              0
Less NPPIS                          0          0              0
                           1339159.39  1,647,170      2,986,329
Capitalized Interest Account:
Beginning Balance                                       928,106
less: Cap Int Require           72752      171890         244643
less: W/draw Overfund Int Amt to Depositor              466,979
Ending Balance                                          216,484

Servicing Fee                   34438       42105          76543
Trustee Fee                       852        1042           1893
Credit Risk Manager F            2991        3656           6647
LPMI                                0         234            234
Dividend Rewards                    0           0              0
Excess Servicing Fee            56188       68698         124885
FSA Premium                      9970           0           9970

Current Advances as of determination date             2623220.74
Outstanding Advances  (end of prior calendar mont      840493.14


Has Ocwen failed the Termination Test?           NO

Delinquency Information
       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Grp 1        55            5642044.51           6      501570.12
Grp 2       69             8,381,402            3      236148.52
Total       124           14,023,447            9      737718.64
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       90 or more days delinquent
       Count         Balance
Grp 1        3              314170.39
Grp 2        5               317,533
Total        8               631,703
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       Outstanding Loans
           Count              Balance
Grp 1      1,723         216,517,769
Grp 2      1,908         263,245,818
Total      3,631         479,763,587

        Foreclosure
Grp 1      Count     Balance
Grp 2        0                     0
Total        0                     0
                    0               0
         Bankruptcy
           Count              Balance
Grp 1        1                67,816
Grp 2        1               113,082
Total        2               180,898

                     REO
       Count         Balance         Market Value
Grp 1               0               0           0
Grp 2               0               0           0
Total               0               0           0

# of Loans for which Prepay Prems were collected                              29
Prin Bal of Loans for which Prepay Prems were collected               4,056,199
Current amount of Prepayment Premiums                                    82,566

Current Delinquency Rate (60+days)                                        0.285%
Rolling Three Month Delinquency Rate (60+days)                            0.236%

Number of Loans Repurchased                                                   1
Principal Balance of Loans Repurchased                                   59,924

Realized Losses incurred during the related Due Period                         0
Cumulative Realized Losses since Startup Day                                  0

Weighted Average Term to Maturity of Mortgage Loans                          348
Weighted Average Gross Coupon of Mortgage Loans                         7.60348%
Weighted Average Net Coupon of Mortgage Loans                           7.08170%

Aggregate number of Mortgage Loans in the pool                            3,631

Insured Payment on Class As                                                   0

Senior Enhancement Percentage                                            15.800%

Net Excess Spread                                                         2.076%

Deposit to Basis Risk Reserve Fund                                            0
Basis Risk Reserve Fund Balance                                           5,000

Interest Rate Cap Account
       Beginning Balance                                                       0
       Deposits                                                                0
       Withdrawals                                                             0
       Ending Balance                                                          0

       Target Amount for the preceding Distribution Date                 6875001


       SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee